UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 6, 2005

                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                        000-31745              39-1791034
--------------------------------------------------------------------------------
(State or Other Jurisdiction             (Commission            (IRS Employer
       of Incorporation)                 File Number)        Identification No.)

502 South Rosa Road, Madison, Wisconsin                            53719
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (608) 273-8933
              (Registrant's Telephone number, including area code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On September 6, 2005, Third Wave Technologies, Inc. ("Third Wave") reported that a federal jury found Stratagene Corp. guilty of willfully infringing two key patents that protect Third Wave's nucleic acid chemistry and awarded Third Wave $5.3 million in damages. Stratagene had aggressively challenged the validity of those patents, but the jury also upheld their validity.

      A copy of the news release announcing the verdict and award in the Stratagene lawsuit is filed with this report as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      99.1 News Release


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   THIRD WAVE TECHNOLOGIES, INC.

Date: September __, 2005                           By: /s/ Kevin T. Conroy
                                                      --------------------------
                                                   Name: Kevin T. Conroy
                                                   Title: Vice President,
                                                   General Counsel and Secretary


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

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC

                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Date of Event Reported: September 6, 2005          Commission File No: 000-31745

                          THIRD WAVE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX

         Exhibit No.                Exhibit Description
         -----------                -------------------
         99.1                       News Release